Exhibit 10.9B

March 15, 1993	NPS PHARMACEUTICALS, INC. CONFIDENTIAL

Janet E. Morris, V.M.D.
Technology Transfer Associate
Brigham Medical Center, Inc.
75 Francis Street
Boston, MA 02115

RE:     Letter Agreement for Patent Agreement Dated February 19, 1993

Dear Ms. Morris:

This letter will act to amend our Patent Agreement recently executed between NPS and the Hospital effective February 19, 1993.

NPS and the Hospital have found that the executed Patent Agreement contained a typographical error in the paragraph which appears therein as paragraph 5. C. As executed, that paragraph reads as follows:

C.     The license granted hereunder shall be fully paid up and no further royalties shall be payable when total royalties paid hereunder have reached $15,000,000.00

The parties hereby agree that it was the mutual intention of the parties that said paragraph 5. C. was to have read as follows, and the following language hereby is substituted for and completely replaces the earlier language. The agreed upon language of paragraph 5. C. is to read as follows:
C.     In no calendar year will actual royalties payable to the Hospital exceed $1,000,000, provided that any earned royalties not paid in one calendar year due to this provision may be rolled over to any subsequent year for use toward this maximum yearly royalty. The license granted hereunder shall be fully paid up and no further royalties shall be payable when total royalties paid hereunder have reach $15,000,000.

NPS PHARMACEUTICALS, INC. 420 CHIPETA WAY, SALT LAKE CITY, UT 84108 801-583-4939 FAX: 801-583-4961

NPS PHARMACEUTICALS, INC. CONFIDENTIAL

Janet E. Morris, V.M.D.
Page Two
March 15, 1993

      Except as amended hereby, the Patent Agreement remains in full force and effect. This amendment is deemed effective from the initial effective date of February 19, 1993.

      To indicate your agreement herewith, please sign in the space provided and return to the undersigned. An additional signed copy is enclosed for your records.

Very truly yours, NPS PHARMACEUTICALS, INC. /s/ JAMES U. JENSEN James U. Jensen Vice President, Corporate Development and Legal Affairs

ACCEPTED AND AGREED TO AS
PROVIDED HEREIN

THE BRIGHAM AND WOMEN’S
HOSPITAL, INC.

By: /s/ [Illegible]

Its: Vice President

JUJ/sja

Enclosure

cc:      Hunter Jackson, Ph.D.